EXHIBIT 99
Morgan Stanley
Global Automotive Conference
April 12, 2006

Forward Looking Statements
Certain statements in this presentation are “forward looking statements” (as such term is defined in Section 27A of the Securities Act of 1933 and Section 21E of the Securities Exchange Act of 1934).  These forward-looking statements generally include all statements other than statements of historical fact, including statements regarding our future financial position, business strategy, budgets, projected revenues and expenses, expected regulatory actions and plans and objectives of management for future operations.  These statements are subject to risks, uncertainties and other factors which could cause actual results to differ materially from those expressed or implied by those forward-looking statements.  Some of such risks, uncertainties and other factors are contained in our periodic filings with the Securities and Exchange Commission.

You should review our periodic filings with the SEC, including our Annual Report on Form 10-K for the year ended December 31, 2005.  All statements in this presentation are qualified by reference to such filings.

We disclaim any intention or obligation to update the forward looking statements contained in this presentation.

The financial guidance as of and for the three-month period ending March 31, 2006 and the twelve-month period ending December 31, 2006 contained herein are forward looking statements made as of April 12, 2006.  After that date, we are not confirming, reaffirming or revising those forward looking statements or making any assertions regarding the status of those statements or your ability to rely upon them.

Forward Logistics
Reverse Logistics
Repair/Remanufacturing

•
Quality
•
Supply Chain Velocity
•
End-User Satisfaction
•
Growth
•
Enhanced Profits
Company Overview
Todd R. Peters
Vice President and Chief Financial Officer

Forward Logistics
Reverse Logistics
Repair/Remanufacturing

•
Quality
•
Supply Chain Velocity
•
End-User Satisfaction
•
Growth
•
Enhanced Profits
Drivetrain
•
Automatic transmissions
•
Engines
•
Other drivetrain components
•
Logistics services
Logistics
•
Wireless devices
•
Computers
•
Telecommunications
•
Automotive electronics
•
Consumer electronics
•
High-end, serialized products
Partner in Refurbishment & Supply Chain Excellence
■
ATC provides outsourced, engineered solutions and supply chain logistics services to the light and medium/heavy-duty vehicle aftermarket and consumer electronics industries
►
Drivetrain:  Provider of drivetrain remanufacturing, manufacturing and logistics services to service and repair organizations
►
Logistics:  Provider of high quality forward logistics, reverse logistics, returns management, component repair and other logistics services to the consumer electronics and automotive industries

Drivetrain
Logistics
        Customer Since
Ford                                       1989
Honda                                     2002
DaimlerChrysler                     1989
Jaguar-UK                              1991
Allison                                    2005
Subaru                                   1991

        Customer Since
Cingular/AT&T                    1996
Delphi/GM                           1962
LG                                        2004
Nokia                                   2005
T-Mobile                               2005
Thales                                  2005
Customer Value Proposition
■
Customized, “One-Size-Fits-One” partnership with customers
►
Serve multiple customers across multiple industries
►
Flexible, scalable service offerings tailored for each customer’s needs, at a reasonable cost
►
Allows customers to focus resources on core business
■
Industry leading quality and service with on-time start-ups
■
Engineering and technical know-how to help grow our customers’ business

1994

Business Formation

- Aurora Capital Investment
- Acquisitions and IPO

1998-2003

Reposition

- Formalized Efficiency and Lean Initiatives
- Eliminated Non-core Businesses
- Continuous Improvement Process

2004 & Beyond

Growth Initiatives

- Aurora Exit
- New Customers & New Products
- Expand Addressable Markets Including China
- Tactical Acquisitions

LBO Era

Growth Stage

Transformation to Growth

14% 2-year CAGR
$340
$396
$442
$82
$104
$153
$258
$291
$289
2003
2004
2005
Drivetrain
Logistics

30% 2-year CAGR
$19
$27
$32
2003
2004
2005

Income from Continuing Operations
($ in millions)
Net Sales
($ in millions)
$100MM of Revenue Growth Since 2003, While Income has
Improved 68%!
Transformation to Growth Started in 2004

Building off 2004-2005 Achievements
Outlook:  Roadmap for the Future
■
Objectives
►
Expand our competitive advantage through: consistency of execution;
quality of service and total value proposition to customers
►
Continue pursuit of operational excellence to maintain margins and drive continued improvements in ROIC
►
Diversification of customer base, revenues and cash flows
■
The talent, processes and technology are mostly in-place
■
 By year-end 2008
►
Revenue run rate of approximately $600MM
►
Double-digit three-year CAGRs for both revenue and operating income

Growth, Diversification and Shareholder Value Creation
2006-2008 Outlook by Segment
■
Drivetrain:  Stable industry leader, strong cash flow & sustained margins
►
Mid-single digit three-year CAGR expected for revenue with 13-14% margins
►
Aggressive medium/heavy-duty growth to 6x 2006 value-add revenues
►
Continued investment in NuVinci CVP Emerging Technology
■
Logistics:  Significant growth serving existing and new markets
►
Three-year revenue CAGR expected to exceed 20% with 13-15% margins
►
Pursue new markets…broadband/cable, electronics/computers and medical equipment
►
Logistics revenues expected to be half of Company revenues before 2008

Forward Logistics
Reverse Logistics
Repair/Remanufacturing

•
Quality
•
Supply Chain Velocity
•
End-User Satisfaction
•
Growth
•
Enhanced Profits
Drivetrain Business Overview

Medium/Heavy-Duty Vehicles
(Allison Transmission)
Transmission
Light-Duty Vehicle
Engine
Torque
Converter
Drivetrain Business
■
Provides reverse logistics, remanufacturing and fulfillment for drivetrain products to
►
Original Equipment Service (OES) organizations for warranty and post-warranty business through their dealerships/sales channels
►
The largest independent automatic transmission remanufacturer in North America and the world

Outbound Fulfillment
s OES  customers
4. Forward Logistics
2. Reverse Logistics
3. Remanufacturing
Customer Repair
s Local rebuild or replacement
s Cores (used parts) returned to ATC
Outbound Finished Goods
 s Specialized technology
s OE quality and specification

1. Customer Repair
ATC Disciplines
Value-Added Processes
s Disassembly / recovery
s Warranty analysis
Engineering
Technology
Logistics
& Distribution
Capabilities
OE Quality
On-time
Delivery
Product
Process &
Innovations
Comprehensive Supply Chain Competencies

Local Rebuild	ATC Remanufactured	Consumer Benefit
Customer Wait Time....................	2-7 days; varies	1-2 days; consistent	Quicker delivery
Est. Average Installed Price..........	$3,100	$2,200	Est. 30% savings
Environmental Impact..................	Scrapped parts	Re-used parts	"Green" solution
Warranty....................................	Local	National	National coverage

Methods of Replacing Failed
Automotive Transmission
Quality
Growth
End-User
Satisfaction
Enhanced
Profits
Supply
Chain
Velocity
Factory Remanufactured to OE Specification Improves Quality
and End-Customer Satisfaction
Value Proposition to Consumers

Vehicles in Operation
250
230
210
190
170
150
01
02
03
04
05
06
07
08

■
Vehicles on the road ↑ 1.6%
■
Replacement age vehicles ↑ 3.2%
■
Average annual miles driven ↑ 1.0%
■
Increasing complexity of drivetrain
      - 6,7 and 8-speed
      - electronics
■
Shortage of technicians
■
Increasing demand for faster and lower cost repairs
(in millions)
Source:  Frost & Sullivan research report
Note: Percentage increases represent estimated compound annual growth rate from 2004 to 2011 in North America
Vehicles on the Road
Business is Not Sensitive to OEM Production Cycles
Year
Favorable Industry Dynamics & Trends

$2.9B
$2.9B
Light Vehicle Transmission Replacement Market(1)
% of Unit Volume
▪
New products
▪
New customers
▪
Leading quality and service
$335MM
MD/HD Vehicle
Automatic and Manual(2)
▪
Market penetration
▪
Multi-channel approach
▪
Multiple products
MD/HD Share Expected to Grow to 18% in 2008
(1) Source: 2005 Frost & Sullivan
(2) MacKay Estimate
(3) Company estimates:  ATC percentage is based on Company estimates of market share based on unit volume
(4) Pro-forma for Allison
ATC(3) (4)
3%
ATC(3)
12%
Market Opportunity
■
The North American light vehicle transmission replacement market is $2.9B in size and unit volume is forecasted to grow by 4% annually through 2011
■
The North American medium/heavy-duty transmission replacement market is $335MM in size

Business Development Team Focused on Growth and Diversification;
Expect Low to Mid Single-digit Three-Year CAGR 2006-2008
Engineered
Products
42%
Remanufactured
Products
58%
•
38 unique customers; diversify customer base
•
Opportunities exceed $221MM
Drivetrain Growth Opportunities
Recent Significant Events
■
2005 new business wins approximate $48MM in annual revenue
■
Secured foothold in medium/heavy-duty truck market in 2005 by landing business with Allison
■
Signed 2005 agreement with Fallbrook Technologies to design/build transmissions based on CVP technology; significant opportunities under development
Extended relationship with Ford Motor Company through 2008 and won 6R transmission remanufacturing program
■
Growth Strategies
■
Grow medium/heavy-duty truck business and expand into other markets (China/Europe)
■
New remanufactured products to existing and new customers
■
Secure CVP technology customers and business
■
Leverage existing Honda and Allison relationship to market to additional OEMs
■
Review tactical acquisitions

•
Quality
•
Supply Chain Velocity
•
End-User Satisfaction
•
Growth
•
Enhanced Profits
Logistics Business Overview

Logistics Business
■
Provides comprehensive forward (fulfillment) and reverse logistics and repair services for automotive, wireless and electronics industries
►
Turnkey order fulfillment (forward logistics)
►
Value-added warehousing and distribution
►
Reverse logistics
►
Electronic testing, refurbishment and repair services
►
Other value adds (I.T., call center, etc.)
■
Firms are outsourcing logistics functions for complex, high-value products
►
To improve efficiency
►
To reduce inventories and “non-core” capital investments
►
To improve quality of customer service

Value-Added Services
▪
Disassembly and recovery
▪
Product disposition
3. Repair / Refurbish
4. Forward Logistics
Customer/Stores
▪
Returns management
1. Customers
Outbound Finished Goods
▪
 Specialized technology
▪
 OE quality and specification
ATC Customer Value Proposition
Outbound Fulfillment
▪
New and refurbished
▪
Retailers and consumers
OE Suppliers
Quality
Growth
End-User
Satisfaction
Enhanced
Profits
Supply
Chain
Velocity
2. Reverse Logistics
Comprehensive Supply Chain Services

8% CAGR
1.3
2.0
2003
2008P

8% CAGR
551.9
749.8
2003
2008P

47% CAGR
3.1
14.6
2003
2007P

(Units in billions)
Wireless Subscribers
Wireless Devices
(Units in millions)
(Units in millions)
Digital Car Audio Units
Source:  International Data Corporation
Favorable Industry Dynamics
■
Significant projected growth in wireless devices
►
New features, enhanced functionality and migration to next generation systems
►
Replacement devices represent the majority of overall wireless purchases
►
Increasing wireless subscriber base and churn (number portability)
■
Vehicle electronics growth
►
Hybrid radios
►
Audio systems
►
Telematics units
►
Other electronics

Other
4%
Broadband
2%
High-Tech
20%
Automotive
2%
Wireless
72%

Business Development Team Focused on Growth and Diversification;
Expect >20% Three-Year CAGR 2006-2008
13 unique customers; diversify customer base
•
Opportunities exceed $119MM
•
Logistics Growth Opportunities
■
Expanding share of a fragmented, growing $21B addressable market
■
$37MM in annualized new business wins in 2005
■
Reloading sales funnel through participation in trade shows
■
Business expected to grow to 40% of ATC revenue in 2006 and 50% by 2008
■
Expect to pursue new markets:  broadband and cable, electronics and computers and medical equipment

•
Quality
•
Supply Chain Velocity
•
End-User Satisfaction
•
Growth
•
Enhanced Profits
Financial Discussion
John M. Pinkerton
Vice President and Controller

$85
$98
$108
$105
$94
$105
$123
$120
Q1'04
Q2'04
Q3'04
Q4'04
Q1'05
Q2'05
Q3'05
Q4'05

$3.8
$6.2
$8.5
$8.3
$5.4
$7.5
$8.6
$10.4
Q1'04
Q2'04
Q3'04
Q4'04
Q1'05
Q2'05
Q3'05
Q4'05

Net Sales
($ in millions)
2004
$396 MM
2005
 $442 MM
Income from Continuing Operations
($ in millions)
2004
$27 MM
2005
 $32 MM
Achieving Significant Growth – Execution is Key
■
Successful entry into medium/heavy-duty market
■
Secured and implemented meaningful new business in Logistics and Drivetrain
■
Cost reductions and continuous improvement exceed $20MM of annualized savings
■
Achieved significant reductions in operating losses of our Independent Aftermarket business

2004
2005

$0.17
$0.29
$0.40
$0.39
$0.25
$0.35
$0.40
$0.48
Q1'04
Q2'04
Q3'04
Q4'04
Q1'05
Q2'05
Q3'05
Q4'05

Annual EPS (1)
Quarterly EPS (1)
(1)
From continuing operations per diluted share
2005 EPS Growth: 18.4%
$1.25
$1.48
24
EPS Growth

$225.5
$197.2
$99.1
$67.7
$129.0
$94.3
$45.3
2000
2001
2002
2003
2003 PF(2)
2004
2005

Cash	$ 45.5
Credit Facility Debt	$ 90.7
Other Debt	$ 0.1
Shareholders Equity	$ 221.2
Total Capitalization	$ 312.0
Debt / Total Capitalization	29.1%
LTM EBITDA (4)	$ 66.8
Net Debt (1) / LTM EBITDA (4)	0.7x

($ in millions)
Net Debt (1)
Capitalization  (3)
(1)	Net debt represents the summation of amounts (i) drawn on our credit facility, (ii) due to sellers of acquired companies, and (iii) under capital lease obligations, less cash and cash equivalents.
(2)	Pro-forma for $61.3 million (including fees and expenses) of share repurchases completed in January and February of 2004.
(3)	As of or for the twelve-month period ended 12/31/05
(4)
EBITDA is a “non-GAAP financial measure” within the meaning of Securities and Exchange Commission Regulation G. A reconciliation of EBITDA to the most directly comparable GAAP measure can be found in the appendix to this presentation

($ in millions, unaudited)
Balance Sheet Positioned for Growth

Outlook: Independent Aftermarket Exit
■
Narrowed operating loss from $6.6MM in 2003 to $2.5MM in 2005
■
Strategy change drives exit of this business
■
Transition transmissions business to OES customers
►
Support our OES customers’ penetration of the aftermarket with OE-brand transmissions
►
Discontinue PROFormance brand transmissions
■
Evaluating strategic alternatives for disposition of aftermarket engine business
■
As a result, we expect
►
Non-cash impairment charges of approximately $10MM (~$0.28 per diluted share)
►
Cash exit and disposal charges of approximately $1MM (~$0.03 per diluted share)
►
Operating losses of approximately $3MM (~$0.10 per diluted share)
■
Expect to report the results of this business as a discontinued operation

$ in millions, except per share data	Q1 2006[4]			Full Year[4]		
Net Sales	$113.0	-	$116.0	$440.0	-	$465.0
Income from continuing operations	$5.1	-	$5.5	$32.7	-	$34.9
Earnings Per Share [2]	$0.23	-	$0.25	$1.50	-	$1.60
Net Debt [3]					<	$20.0

(1)	As of April 12, 2006. See the “Forward Looking Statements” notice on page 2 of this presentation.
(2)	From continuing operations per diluted share.
(3)	Net debt represents the summation of amounts (i) drawn on our credit facility, (ii) due to sellers of acquired companies, and (iii) under capital lease obligations, less cash and cash equivalents.
(4)	Includes the pro-forma reclassification of the results of the independent aftermarket to discontinued operations.
2006 Guidance (1)
Key Drivers
■
Finalization of Chrysler contract extension
■
Timely exit from Independent Aftermarket business
■
Stabilized demand for North American reman programs
■
Successful roll-out of new business wins in Drivetrain and Logistics
■
Continued achievement of cost reductions
■
New credit facility reduces borrowing cost

Appendix
Reconciliation of Non-GAAP Financial Measures

Reconciliation of certain financial measures reported in accordance with U.S Generally Accepted Accounting Principles ("GAAP") to those presented on the basis of methodologies other than in accordance with GAAP ("non-GAAP")

(In millions, except per share amounts)

	For the twelve months ended
	12/31/04	12/31/05
Operating Income (GAAP basis)	$46.2	$52.7
Depreciation and amortization	12.1	13.5
Other income, net	0.2	0.6
EBITDA (non-GAAP basis)	$58.5	$66.8
Net Cash provided by (used in) operating activities-continuing operations (GAAP basis)	$30.9	$54.9
Purchases of property, plant and equipment	(11.1)	(17.2)
Free Cash Flow (non-GAAP basis)	$19.8	$37.7

	For the three months ended
	3/31/2005	3/31/2006
		Projected
	Actual	Low	High
Income from continuing operations per diluted share (GAAP basis)	$0.25	$0.23	$0.25
Pro forma reclassification of the results of the independent aftermarket to discontinued operations	0.01	-	-
Pro forma impact of the adoption of FAS 123R	(0.02)	-	-
Write-off of deferred debt issuance costs associated with the early termination of the 2002 Credit Facility	-	0.05	0.05
Comparative income from continuing operations per diluted share (Non-GAAP basis)	$0.24	$0.28	$0.30

Explanation of non-GAAP Financial Measures
The Company reports its financial results of operations in accordance with U.S. Generally Accepted Accounting Principles (“GAAP”). The Company also provides non-GAAP financial information to complement its consolidated financial statements presented in accordance with GAAP. This press release includes such non-GAAP financial measures. A "non-GAAP financial measure" is defined as a numerical measure of the Company's financial performance, financial position or cash flows that excludes (or includes) amounts that are included in (or excluded from) the most directly comparable measure calculated and presented in accordance with GAAP in the Company's financial statements.

Following is a description of the various non-GAAP financial measures used by the Company:

EBITDA:	Represents operating income (GAAP basis) adjusted to (i) add/(subtract) other income (expense), net and (ii) add depreciation and amortization expense.

Free Cash Flow:	Represents net cash provided by (used in) operating activities (GAAP basis) reduced by purchases of property, plant and equipment.

Comparative income from continuing operation:	Represents income from continuing operations adjusted for consistency of accounting classification and a one-time charge.

The Company believes these non-GAAP financial measures provide management, investors, equity analysts and rating agencies with useful information by which to measure our performance. In addition, many of the Company's internal performance measures are based on these non-GAAP financial measures.

The Company’s non-GAAP financial measures may vary from similarly titled measures of other companies because of differences in the way the measures are calculated and therefore should not be used to compare the Company’s performance to that of other companies.

Whenever the Company presents non-GAAP financial measures, a reconciliation to the most directly comparable financial measure calculated and presented in accordance with GAAP is made available. The non-GAAP financial measures used by the Company are not intended to supercede or replace the Company’s GAAP results or expectations.

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